Exhibit 10.4

FORM OF LOCK-UP AND SUPPORT AGREEMENT

THIS LOCK-UP AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of November 11, 2020, by and among Akers Biosciences, Inc. (the “Company”) and the undersigned stockholder of the Company (the “Stockholder”).

RECITALS

A.       WHEREAS, on November 11, 2020, the Stockholder and the Company entered into a Securities Purchase Agreement (the “SPA” and capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the SPA), pursuant to which the Stockholder purchased shares of the Company’s common stock, no par value (the “Common Stock”);

B.       WHEREAS, as an inducement to enter into the SPA, and as one of the conditions to the consummation of the transactions contemplated by the SPA, the Stockholder has agreed to enter into this Agreement; and

C.       WHEREAS, the Stockholder agrees, among the other agreements set forth below, to vote the shares of Common Stock over which Stockholder has voting power (the “Shares”) as described below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Agreement to Vote Shares.

(a)       From the date hereof until the Expiration Date (as defined below), at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on any action or approval by written consent of the stockholders of the Company, in each case, Stockholder (in its capacity as a stockholder) shall appear at the meeting or shall issue a proxy to a third party or otherwise cause Stockholder’s Shares to be present for purposes of establishing a quorum and shall either in person or by proxy vote such Shares in favor of each matter proposed and recommended for approval by the Company’s Board of Directors or management at such meeting. For clarity, the foregoing provisions shall apply with respect to any meeting of the stockholders of the Company called for the purpose of approving the Merger and all matters related to the Merger.

(b)       If Stockholder is the beneficial owner, but not the record holder, of the Shares, the Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of Stockholder’s Shares in the manner provided in Section 1(a).

2.       Representations and Warranties of each Stockholder. Stockholder represents and warrants to the Company:

(a)       Stockholder has, not by act or omission, taken any step or entered any obligation which would result in its not having, full legal power, authority and right to vote or to direct the voting of all Stockholder’s Shares then owned of record or beneficially by Stockholder as described in this Agreement, without the consent or approval of, or any other action on the part of, any other person. Without limiting the generality of the foregoing, Stockholder has not entered into any voting agreement (other than this Agreement) with any person with respect to any of Stockholder’s Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of Stockholder’s Shares, deposited any of Stockholder’s Shares in a voting trust, or entered into any arrangement or agreement with any person limiting or affecting his legal power, authority or right to vote Stockholder’s Shares on any matter.

(b)       The execution and delivery of this Agreement and the performance by Stockholder of the covenants and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Stockholder is a party or by which the Stockholder (or any of its assets) is bound.

3.       Restriction on Transfer of Voting Rights. Until the earlier of (a) the termination of the Merger Agreement or (b) the date that the Stockholder votes its Shares in support of the Merger and all matters related to the Merger in accordance with Section 1 and such vote is irrevocable, the Stockholder will not, directly or indirectly, without the prior written consent of the Company, transfer, assignor or dispose of the Stockholder’s right to vote the Shares or otherwise take any act that could restrict or otherwise affect its legal power, authority or right to vote all of such Shares in the manner required by Section 1 hereof. Without limiting the generality of the foregoing, the Stockholder shall take all reasonably necessary action to ensure that (a) none of the Stockholder’s Shares are deposited into a voting trust, (b) no proxy (revocable or irrevocable) or power of attorney is granted, and no other voting agreement or similar agreement is entered into, with respect to any of the Stockholder’s Shares and/or (c) such Shareholder retains the legal power, authority and right to vote all of the Shares. For clarity, nothing in this Section 3 shall prohibit the disposition of the Stockholder’s economic interest in the shares through hypothecation, hedging, cash settlement or otherwise.

4.       Termination. This Agreement shall terminate for Stockholder on May 31, 2021 (the “Expiration Date”).

5.       Miscellaneous Provisions.

(a)       Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by the undersigned Stockholder and the Company.

(b)       Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(c)       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflicts of law thereof. The parties submit to the exclusive jurisdiction of that state and federal courts located in New York County, New York for any action, dispute or proceeding arising out of this Agreement.

(d)       Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto. This Agreement and all the provisions hereof may not be assigned by Stockholder or the Company without the prior written consent of the other party. Stockholder is free to transfer its Shares, but any transferee of Stockholder’s Shares must enter into a joinder to this Agreement (no joinder is required if such Shares are transferred in anonymous open market trading in ordinary brokerage transactions that are not pre-arranged or pre-solicited).

(e)       No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(g)       Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(h)       Specific Performance; Injunctive Relief. Purchaser acknowledges that the Company may be irreparably harmed and that there may be no adequate remedy at law for a breach of any of the covenants or agreements of Purchaser set forth in this Agreement. Therefore, Purchaser hereby agrees that, in addition to any other remedies that may be available to the Company upon any such breach, the Company shall have the right to seek specific performance, injunctive relief or any other remedies available to such party at law or in equity.

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(i)       Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a):

If to the Company:

Akers Biosciences, Inc.

201 Grove Road

Thorofare, New Jersey 08086

Attn: Executive Chairman

If to a Stockholder:

As set forth in the SPA

or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 6(i). Any party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

(j)       Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

(k)       Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Signatures on the Following Pages]

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IN WITNESS WHEREOF, the parties have executed this Lock-Up and Support Agreement as of the date first written above.

COMPANY:

AKERS BIOSCIENCES, INC.

By:

Name:	Christopher Schreiber

Title:	Executive Chairman

[Signature Page to Lock-Up and Support Agreement]

STOCKHOLDER SIGNATURE

IF STOCKHOLDER IS AN ENTITY:

Print Name of Stockholder

By:
Signature of Authorized Signatory

Name of Authorized Signatory:

Title of Authorized Signatory:

IF STOCKHOLDER IS AN INDIVIDUAL:

Print Name of Stockholder

Signature of Stockholder

[Signature Page to Lock-Up and Support Agreement]